Exhibit 99.1
September 2010 September 2010 September 2010 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management's current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, earnings per share growth, dividend payouts and dividend payout ratios, construction costs and capital expenditures, customer and economic growth, electric sales, rate base and the capital structure. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward- looking information, including, without limitation, final resolution of the Michigan retail rate case; rate recovery of any costs above the PSCW approved amount for the Oak Creek expansion; PSCW approval of utility construction projects; and continued growth in earnings from ATC, factors that could cause Wisconsin Energy's actual results to differ materially from those contemplated in any forward-looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions; business, competitive and regulatory conditions in the deregulating and consolidating energy industry, in general, and, in particular, in the company's service territories; timing, resolution and impact of pending and future rate cases and other regulatory decisions, including the impact of any new fuel rules adopted by the PSCW; availability of the company's generating facilities; unanticipated changes in purchased power costs; unanticipated changes in coal or natural gas prices and supply and transportation availability; key personnel changes; the ability to recover fuel and purchased power costs; varying weather conditions; catastrophic weather-related or terrorism-related damage; construction risks, including those associated with the construction of Unit 2 at the Oak Creek expansion; obtaining necessary investment capital to implement the company's Power the Future program; adverse interpretation or enforcement of permit conditions by permitting agencies; equity and bond market fluctuations; the investment performance of the company's pension and other post-retirement benefit plans; the impact of recent and future federal, state and local legislative and regulatory changes; the effect of accounting pronouncements issued periodically by standard setting bodies, including any requirement for U.S. registrants to follow International Financial Reporting Standards instead of GAAP; foreign, governmental, economic, political and currency risks; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings "Cautionary Statement Regarding Forward-Looking Information" and "Risk Factors" contained in Wisconsin Energy's Form 10-K for the year ended December 31, 2009 and in subsequent reports filed with the Securities and Exchange Commission. Wisconsin Energy expressly disclaims any obligation to publicly update or revise any forward-looking information.

Key Areas to be Covered Overview of Wisconsin Energy Retail Electric and Gas Utilities Power the Future Wholesale Electric Transmission Earnings Outlook

Overview of Wisconsin Energy Estimated Rate Base and Power the Future Investment at 12/31/10 Utilities 5.7 PTF 2.7 Transmission 0.7 Retail Electric and Gas Utilities Wisconsin, Michigan, and FERC jurisdictions 48.5% to 53.5% equity for Wisconsin Electric 10.4% allowed ROE 45% to 50% equity for Wisconsin Gas 10.5% allowed ROE Power the Future 53% to 55% equity levels in lease agreements 12.7% ROE fixed in lease agreements Wholesale Electric Transmission FERC jurisdictional 50% equity level for rates 12.2% ROE with true-up $9.1 Billion $0.7 $2.7 $5.7 Note: Value for retail electric and gas utilities represents rate base, Power the Future value is book value of investment, wholesale electric transmission is 26.2% of ATC's rate base.

Largest electric and gas company in Wisconsin 1.1 million electric customers 1.0 million natural gas customers Retail Electric and Gas Utilities

Retail Electric and Gas Utilities Expected Levels of Investment and Depreciation 2009A 2010E 2011E 2012E Base 341 369 404 446 Renewable 8 97 385 179 Environmental 201 229 194 81 Depreciation 310 250 260 300 *Total depreciation expense was $310 million in 2009, and is expected to be $250, $260 and $300 million in 2010, 2011, and 2012 respectively for utilities on a combined basis. The expected reduction in depreciation expense in 2010 is driven by a change in the depreciation rates. $550 $695 $983 $706

Renewable Energy Opportunity Renewable Portfolio Standard in Wisconsin 2001-03 Baseline 2010 2015 0.0227 0.0427 0.0827 Required Percentage for Wisconsin Electric Retail Sales *Requirements at a Wisconsin state level are 5% and 10% in 2010 and 2015 respectively. In terms of energy this is estimated to be 1.4 TWh in 2010 and 2.5 TWh in 2015. * *

Renewable Energy Opportunity Wind Projects Blue Sky Green Field Completed May 2008 145 MW $295 million investment Glacier Hills Construction began May 2010 160 MW Estimated investment of $367 million Wisconsin Electric has executed 75 MW of short term Power Purchase Agreements

Renewable Energy Opportunity Biomass and Solar Projects Biomass Filed application for a 50MW project with PSCW on March 15 Estimated investment of $255 million with a target in-service date of 2013 Decision expected by early 2011 12.5 MW of solar Expected investment of $85 to $90 million Targeting 2013 in-service date for initial projects We expect to need additional renewable capacity to meet the 2015 requirement If all of this came from wind projects, it would require almost 500MW All projects are subject to PSCW review and approval

Electric Fuel Cost Recovery Wisconsin Jurisdiction Electric fuel case for 2010 was filed on February 19 Interim relief was granted on March 25 Wisconsin jurisdictional increase of $60.5 million, subject to refund Final decision expected in December Limited reopening of fuel rates for 2011 filed on September 3 Additional $38.4 million increase New proposed fuel rules sent to legislature on August 30 +/- 2% deadband, or approximately +/- $16 million in 2011 Escrow costs outside the deadband

Power the Future Plan Natural Gas Coal Capacity 1,090 MW 1 1,030 MW 1 Investment $664 million $2.0 billion ROE 12.7% 12.7% Equity 53% 55% Initial Lease Term 25 Years 30 Years Actual & Targeted In-service Dates Unit 1 - July 16, 2005 Unit 2 - May 23, 2008 Unit 1 - February 2, 2010 Unit 2 - 4th Quarter 2010 Consolidated Net Income 2011 Estimate $38 million 2 $ 119 million 2 1All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the natural gas units is 1,150MW - value shown in table is amount guaranteed in lease agreement. 2Includes allocation of holding company debt.

Power the Future Expected Earnings 2009 2010 2011 Port Washington #1 & #2 32 32 32 Oak Creek #1 10 62 70 Oak Creek #2 10 31 Key Assumptions Oak Creek Unit 2 in service November 1, 2010 - one month change results in +/- 2 cents per share in 2010 Cost estimate of $2 billion for WEC's ownership of the coal units Free cash flow of $209 million in 2011 - after capex and debt repayment at We Power level Earnings contribution expected to grow somewhat over time as debt repayment occurs Earnings per Share Contribution Consolidated Basis $1.00 $1.33 $0.42 *Includes allocation of holding company interest. Capitalized interest benefit not included.

Wholesale Electric Transmission Wisconsin Energy owns 26.2% of American Transmission Company (ATC) ATC is projected to contribute approximately 32 cents to our EPS this year Represents almost 9% of consolidated earnings ATC's projected capital investment over the next ten years is $3.4 billion ATC rate base at year end 2010 is projected to be about $2.5 billion Regulated by the FERC for purposes of rates and returns 12.2% return on equity with true-up mechanism Transmission siting is under state jurisdiction

Wholesale Electric Transmission Expected Earnings 2010E 2011E 2012E ATC 220 273 261 WEC portion (26.2%) 58 72 68 Key Assumptions In its latest 10-year assessment ATC projects a need for $3.4 billion of transmission improvements in its footprint from 2010 to 2019 Implies average $30 million effective annual rate base growth for WEC from 2010 to 2012 Expect a $0.33 and $0.34 contribution to EPS in 2011 and 2012 respectively Excludes potential transmission projects outside ATC's traditional footprint Projected Capital Expenditures (Millions of Dollars)

Projected Earnings Base for 2010 - 2012 2010 2011 2012 Electric and Gas Utilities $2.55 to $2.60 $2.71 to $2.81 $7 billion rate base Power the Future (1) $1.00 $1.33 $1.33 Wholesale Electric Transmission (2) $0.32 $0.33 $0.34 Unallocated holding company debt ($0.17) ($0.27) ($0.17) $3.70 to $3.75 $4.10 to $4.20 (1)Includes allocation of approximately $375 million of 6.25% rate holding company debt (2)26.2% Investment in ATC

Financing and Dividend Policy Capital Structure Goals Reach and maintain 55% debt to capital by the end of 2013 Assumes half of hybrid securities are treated as common equity Current Dividend Policy Target a dividend payout ratio of 40-45 percent of earnings this year as well as 2011 Target 45-50 percent of earnings starting in 2012 Do not expect to issue any additional shares

2009 2010 2011 1.35 1.6 1.64 $1.64 to $1.89* Projected Growth in Earnings and Dividends 2009 2010 2011 3.2 3.65 4.1 Earnings per Share Dividends per Share $3.70 to $3.75 $4.10 to $4.20 *Projected dividend is based on 40% payout on $4.10 of earnings at low end and 45% payout on $4.20 of earnings at high end.

Power the Future program almost complete Highly visible earnings and strong cash flow Solid utility franchises with rate base growth Driven by environmental upgrades, renewable energy projects and network improvements Investment in American Transmission Company provides an additional regulated growth opportunity Positioned to deliver among the best risk-adjusted returns in the industry Key Takeaways on Wisconsin Energy

Appendix

Consolidated Capital Expenditures Actual and Projected 2007 2008 2009 2010E 2011E 2012E Utility 539 606 550 695 983 706 We Power/Other 671 530 268 122 16 36 1210 1136 818 817 999 742

Retail Electric and Gas Utilities Average Total Utility Rate Base 2009A 2010E 2011E 2012E Property, Plant, & Equipment 4.9 5 5.2 6.4 CWIP 0.3 0.6 1 0.4 All Other* 0.1 0.1 0.2 0.2 5.3 5.7 6.4 7 *All other is comprised of customer advances, def. taxes, inventory and implied working capital. Their approximate value in 2009 was ($.1), ($.8), $.3, and $.7 billion, respectively.

Retail Electric and Gas Utilities Rate Base Detail Major Capital Projects 2010 2012 In-Service Value In-Service Value Oak Creek - AQCS *In-service 2012 $460 $890 $935 Glacier Hills Wind Park *In-service by year-end 2011 50 380 395 Biomass - Domtar *In-service Fall 2013 10 210 295 $520 $1,480 $1,625 Millions of Dollars (1)Includes Net Plant and CWIP, based on a 13-month average. (2)Includes direct spending and AFUDC, measured at the time of in-service. (1) (1) (2)

Forecast of Electric Sales for 2010 Annual YTD - June YTD - June 2010 Forecast vs. 2009 Normalized 2010 Normalized vs. 2009 Normalized 2010 Forecast vs. 2009 Normalized Residential -0.2% -1.0% -0.3% Small C&I -3.0% -0.1% -2.8% Large C&I (ex. Mines) 1.7% 2.6% 2.5% Total Large C&I 1.6%* 10.0% 2.8% Total Retail -0.4%* 3.1% 0.0% *Current estimates for large C&I and total retail are 5.5% and 0.9%, respectively, given increase in projected usage by the Mines.